UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 16, 2023

Dyadic International, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-55264 (Commission File Number)	45-0486747 (I.R.S. Employer Identification Number)
140 Intracoastal Pointe Drive, Suite 404 Jupiter, FL 33477
(Address of principal executive offices and zip code)
(561) 743-8333
(Registrant’s telephone number, including area code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	DYAI	The NASDAQ Stock Market LLC

Item 4.01. Changes in Registrant’s Certifying Accountant.

On February 16, 2023, Mayer Hoffman McCann P.C. (“MHM”), the independent registered public accounting firm to Dyadic International, Inc. (the “registrant”), informed the registrant of its decision to resign from this role effective upon the filing of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (the “2022 Form 10-K”).  MHM stated that it is resigning due to its own resource constraints. Neither the registrant’s audit committee nor its board of directors took part in MHM’s decision to resign.

MHM’s reports on the registrant’s financial statements for the years ended December 31, 2021 and December 31, 2020, respectively, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or auditing principles.

During the registrant’s fiscal years ended December 31, 2021 and 2020, and subsequent interim period through February 16, 2023, there were (i) no disagreements with MHM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MHM, would have caused it to make a reference to the subject matter of the disagreements in connection with its report, and (ii) no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The registrant is currently in the process of identifying a successor independent registered public accounting firm and will disclose its engagement of a new independent registered public accounting firm once the selection process has been completed, as required by the rules and regulations of the U.S. Securities and Exchange Commission (the “Commission”).

MHM has provided the registrant with a letter addressed to the Commission stating that it agrees with the statements contained above insofar as they relate to MHM. A copy of such letter is filed as an exhibit hereto.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibit is being filed herein:

Exhibit Number	Description

16.1	Letter from Mayer Hoffman McCann P.C. to the U.S. Securities and Exchange Commission dated February 21, 2023
104	Cover page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 22, 2023

Dyadic International, Inc.

By:	/s/ Mark A. Emalfarb
Name:	Mark A. Emalfarb
Title:	Chief Executive Officer